SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 2, 2008

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Washington Real Estate Investment Trust (“WRIT”), in order to provide the financial statements required to be included in the Current Report on Form 8-K, filed on December 3, 2008, hereby amends the following items, as set forth in the pages attached hereto.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

1.	Kenmore Apartments - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2007 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the eight months ended August 31, 2008.

2.	2445 M Street - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2007 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2008.

In acquiring the properties listed above, WRIT evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). The results of the interim period are not necessarily indicative of the results to be obtained for the full fiscal year. However, after reasonable inquiry, management is not aware of any material factors affecting these properties that would cause the reported financial information not to be indicative of their future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements reflecting the property acquisitions listed above (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	WRIT Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008.

2.	WRIT Unaudited Pro Forma Condensed Consolidated Statements of Operation for the year ended December 31, 2007 and the nine months ended September 30, 2008.

(c)	Exhibits

23.	Consent of Argy, Wiltse & Robinson, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura M. Franklin
(Signature)
Laura M. Franklin
Executive Vice President Accounting,
Administration and Corporate Secretary

February 17, 2009

          (Date)

INDEPENDENT AUDITOR’S REPORT

To the Board of Trustees

Washington Real Estate Investment Trust

Rockville, Maryland

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Kenmore Apartments (Historical Summary) for the year ended December 31, 2007. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Kenmore Apartments’ revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Kenmore Apartments for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the Historical Summary for the year ended December 31, 2007. The Historical Summary of Gross Income and Direct Operating Expenses for the eight months ended August 31, 2008, is presented for the purposes of additional analysis and is not a required part of the Historical Summary for the year ended December 31, 2007. Such information has not been subjected to the auditing procedures applied in the audit of the Historical Summary for the year ended December 31, 2007, and, accordingly, we express no opinion on it.

McLean, Virginia
February 10, 2009

KENMORE APARTMENTS

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2007 AND FOR THE

EIGHT MONTHS ENDED AUGUST 31, 2008 (UNAUDITED)

	Year Ended December 31, 2007	Eight Months Ended August 31, 2008 (Unaudited)
Gross income

Base rents	$5,413,487	$3,693,952
Parking, garages and storage revenue	233,945	164,639
Other revenue	78,639	27,062

Total gross income	5,726,071	3,885,653

Direct operating expenses
Utilities	700,517	537,284
Real estate taxes	366,505	316,743
Repairs, maintenance and supplies	341,970	213,612
Insurance	69,934	51,968
Contract services	19,660	9,768
Other expenses	2,172	1,284

Total direct operating expenses	1,500,758	1,130,659

Income in excess of direct operating expenses	$4,225,313	$2,754,994

The accompanying notes are an integral part of this historical summary.

KENMORE APARTMENTS

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2007

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Kenmore Apartments is a 374-unit, 270,000 square foot apartment building with 145 parking spaces in Northwest Washington, D.C. The operations of Kenmore Apartments consist of leasing apartments primarily to private individuals.

Revenue recognition

Residential and storage space within Kenmore Apartments (the Property) is leased under operating leases with terms not to exceed one year. The Property recognizes rental income and rental abatements under the leases when earned on a straight-line basis in accordance with Statement of Financial Accounting Standards No. 13, Accounting for Leases. Recognition of rental income commences when control of the apartment has been given to the tenant.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased Kenmore Apartments in September 2008. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (SEC), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Kenmore Apartments, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provision for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expired at various dates through 2008. The following is a schedule of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 2007:

Year ended December 31,

2008	$3,264,000

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the eight months ended August 31, 2008 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

INDEPENDENT AUDITOR’S REPORT

To the Board of Trustees

Washington Real Estate Investment Trust

Rockville, Maryland

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of 2445 M Street (Historical Summary) for the year ended December 31, 2007. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of 2445 M Street’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of 2445 M Street for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the Historical Summary for the year ended December 31, 2007. The Historical Summary of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2008, is presented for the purposes of additional analysis and is not a required part of the Historical Summary for the year ended December 31, 2007. Such information has not been subjected to the auditing procedures applied in the audit of the Historical Summary for the year ended December 31, 2007, and, accordingly, we express no opinion on it.

McLean, Virginia

February 10, 2009

2445 M STREET

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2007 AND FOR THE

NINE MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)

	Year Ended December 31, 2007	Nine Months Ended September 30, 2008 (Unaudited)
Gross income

Base rents	$8,583,950	$7,651,606
Lease termination income	916,668	1,532,769
Parking revenue	533,383	360,780
Other revenue	499,954	540,033
Expense recoveries	5,174,417	4,533,727

Total gross income	15,708,372	14,618,915

Direct operating expenses

Real estate taxes	2,508,085	1,982,534
Utilities	1,220,412	924,003
Contract services	813,205	585,426
Repairs, maintenance and supplies	251,814	161,264
Insurance	298,924	172,390
Other expenses	250,907	180,104

Total direct operating expenses	5,343,347	4,005,721

Income in excess of direct operating expenses	$10,365,025	$10,613,194

The accompanying notes are an integral part of this historical summary.

2445 M STREET

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2007

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of business

2445 M Street is a Class A, 290,000 net rentable square foot, office building with a two-level parking garage in Northwest Washington, D.C. The operations of 2445 M Street consist of leasing offices primarily to four tenants.

Revenue recognition

Office and storage space within 2445 M Street (the Property) is leased under operating leases with average terms of 12 to 15 years. The Property recognizes rental income and rental abatements from the leases when earned on a straight-line basis in accordance with Statement of Financial Accounting Standards No. 13, Accounting for Leases. Recognition of rental income commences when control of the facility has been given to the tenant. The Property recognizes lease termination income payable in accordance with the terms of a promissory note entered into with a former tenant, as cash payments are received.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased 2445 M Street in December 2008. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (SEC), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of 2445 M Street, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2019. The following is a schedule of approximate future minimum rents receivable on noncancelable operating leases in effect as of December 31, 2007:

Year ending December 31,

2008	$8,734,000
2009	9,824,000
2010	10,040,000
2011	10,354,000
2012	10,627,000
Thereafter	63,301,000

$112,880,000

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the nine months ended September 30, 2008 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The pro forma balance sheet as of September 30, 2008 presents consolidated financial information as if the acquisitions had taken place by September 30, 2008. The pro forma statements of operations for the year ended December 31, 2007, and the nine months ended September 30, 2008, present the pro forma results of operations as if the acquisitions had taken place as of the beginning of the respective reporting periods. Both the pro forma balance sheet and pro forma statements of operations illustrate the operating results of Kenmore Apartments and 2445 M Street, which represent the substantial majority of the properties previously acquired during 2008 necessary to develop the pro forma results for WRIT. Explanations or details of the pro forma adjustments are in the notes to each of the financial statements.

WRIT purchased Kenmore Apartments and 2445 M Street on the following dates:

Acquisition Date	Property Name
September 3, 2008	Kenmore Apartments
December 2, 2008	2445 M Street

The unaudited consolidated pro forma financial information is not necessarily indicative of what WRIT’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent WRIT’s results of operations or financial position for any future period. The pro forma results of operations for the period ended December 31, 2007 are not necessarily indicative of the operating results for the period.

The unaudited consolidated pro forma financial information should be read in conjunction with WRIT’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 3, 2008, announcing the acquisitions; the consolidated financial statements and notes thereto included in WRIT’s Annual Report on Form 10-K for the year ended December 31, 2007; and the Historical Summary of Gross Income and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A1. In management’s opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2008

(In thousands)

	WRIT	2445 M Street		PRO FORMA
Assets
Land	$368,371	$46,887	(1)	$415,258
Income producing property	1,751,057	106,647	(1)	1,857,704

	2,119,428	153,534		2,272,962
Accumulated depreciation and amortization	(382,261)	—		(382,261)

Net income producing property	1,737,167	153,534		1,890,701
Development in progress	23,469	—		23,469

Total real estate held for investment, net	1,760,636	153,534		1,914,170
Investment in real estate held for sale, net	12,546	—		12,546
Cash and cash equivalents	7,813	(11,020	)(2)	(3,207)
Restricted cash	47,074	(278	)(2)	58,228
		11,432	(2)
Rents and other receivables, net of allowance for doubtful accounts	38,121	—		38,121
Prepaid expenses and other assets	104,291	7,300	(1)	129,346
		4,086	(1)
		11,742	(1)
		1,783	(1)
		144	(2)
Other assets related to properties held for sale	211	—		211

Total assets	$1,970,692	$178,723		$2,149,415

Liabilities
Notes payable	$918,873	$—		$918,873
Mortgage notes payable	330,569	91,726	(2)	422,295
Lines of credit	47,000	78,000	(2)	125,000
Accounts payable and other liabilities	65,724	6,200	(1)	71,924
		2,797	(2)	2,797
Advance rents	9,291	—		9,291
Tenant security deposits	10,209	—		10,209
Other liabilities related to properties held for sale	137	—		137

Total liabilities	1,381,803	178,723		1,560,526
Minority interest	3,790			3,790
Shareholders’ Equity
Shares of beneficial interest, $0.01 par value	508	—		508
Additional paid-in capital	696,885	—		696,885
Distributions in excess of net income	(112,570)	—		(112,570)
Accumulated other comprehensive income	276	—		276

Total shareholders’ equity	585,099	—		585,099

Total liabilities and shareholders’ equity	$1,970,692	$178,723		$2,149,415

NOTES TO PRO FORMA BALANCE SHEET

Note 1: WRIT accounted for the acquisition using the purchase method of accounting. WRIT allocated the purchase price to the related physical assets (land, building and tenant improvements) and in-place leases (tenant origination costs, leasing commissions, absorption costs, and net lease intangible assets/liabilities) based on their fair values, in accordance with SFAS No. 141, “Business Combinations.”

2445 M Street (In thousands)
Contract purchase price	$181,413
Acquisition costs	972

Total purchase price	$182,385

Amounts allocated to investment in real estate:
Amount allocated to building	$96,772
Amount allocated to land	46,887
Amount allocated to tenant origination costs	9,875

$153,534

Amounts allocated to other assets and liabilities:
Amount allocated to notes receivable	$7,300
Amount allocated to discount on assumed mortgage	10,140
Amount allocated to leasing commissions	4,086
Amount allocated to absorption costs	11,742
Amount allocated to net lease intangible	1,783
Amount allocated to net lease intangible liability	(6,200)

$28,851

Total	$182,385

NOTES TO PRO FORMA BALANCE SHEET

Note 2: Adjustments to Pro Forma Condensed Consolidated Balance Sheet represent draws on the line of credit, cash paid and security deposits collected at closing, and the assumption of certain assets and liabilities, including real estate and personal property taxes, tenant rents and security deposits.

2445 M Street (In thousands)
Funding of purchase price:
Lines of credit	$(78,000)
Cash from recent equity offering	(11,020)
Cash deposits held in escrow	(278)

(89,298)

Other assets and liabilities assumed:
Escrow accounts	11,432
Prepaid expenses and other assets	144
Mortgage note payable (1)	(101,866)
Accounts payable and other liabilities	(2,797)

$(182,385)

(1)	The assumed mortgage note payable has a discount of $10,140, giving the liability a carrying value of $91,726.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(In thousands, except per share amounts)

	WRIT	Kenmore Apartments (9)	2445 M Street	Total All Properties		Pro Forma
Revenue
Real estate rental revenue	$209,227	$3,918	$14,619	$18,537		$227,764
		515	297	812	(1),(8)	812
			(728)	(728	)(2),(8)	(728)
			(1,533)	(1,533	)(6),(8)	(1,533)

	209,227	4,433	12,655	17,088		226,315
Expenses
Real estate expenses	69,101	1,140	4,006	5,146		74,247
		502	197	699	(3),(8)	699
Depreciation and amortization	62,799	829	4,422	5,251	(4),(8)	68,050
General and administrative	8,971			—		8,971

	140,871	2,471	8,625	11,096		151,967
Other income (expense)
Interest expense	(52,395)	(1,245)	(7,110)	(8,355	)(5),(8)	(60,750)
Other income	796		716	716	(7),(8)	1,512
Loss on extinguishment of debt	(8,449)			—		(8,449)
Gain from non-disposal activities	17			—		17

	(60,031)	(1,245)	(6,394)	(7,639)		(67,670)

Income from continuing operations	8,325	717	(2,364)	(1,647)		6,678

Discontinued operations
Gain on sale of real estate	15,275					15,275
Income from operations of properties held for sale	1,999					1,999

Net income	$25,599	$717	$(2,364)	$(1,647)		$23,952

Basic net income per share
Continuing operations	$0.17					$0.14
Discontinued operations	0.36					0.36

Basic net income per share	$0.53					$0.50

Diluted net income per share
Continuing operations	$0.17					$0.14
Discontinued operations	0.36					0.36

Diluted net income per share	$0.53					$0.50

Weighted average shares outstanding—basic	48,057					48,057
Weighted average shares outstanding—diluted	48,298					48,298

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Represents amortization of the net intangible lease asset or liability based on the remaining life of the acquired leases.
(2)	Represents straight-line rent adjustment.
(3)	Represents property management costs incurred by the properties.
(4)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs, FAS 141 leasing commissions and FAS 141 absorption over the remaining life of the acquired leases.
(5)	Represents interest expense on the mortgage assumed with the 2445 M Street acquisition ($4.3 million), amortization of the discount on the assumed mortgage ($0.9 million), and the lines of credit used to fund the acquisitions ($1.3 million and $1.9 million for Kenmore Apartments and 2445 M Street, respectively).
(6)	Represents the reversal of lease termination income for 2445 M Street. In purchase accounting, we estimated the fair value of the note receivable and are recording the income as interest income over the term of the note (see Note 7).
(7)	Represents interest income on the note receivable acquired with 2445 M Street—See Note 1 Balance Sheet.
(8)	The table below illustrates the pro forma adjustments for each property (in thousands):

	Kenmore Apartments	2445 M Street	Total All Properties
(1) Amortization of lease intangibles, net	$515	$297	$812
(2) Straight line rent adjustment	$—	$(728)	$(728)
(3) Property management costs	$502	$197	$699
(4) Depreciation and amortization	$829	$4,422	$5,251
(5) Interest expense	$(1,245)	$(7,110)	$(8,355)
(6) Lease termination income reversal	$—	$(1,533)	$(1,533)
(7) Interest income	$—	$716	$716

(9)	Represents adjustments for 1/1/08 through the date of acquisition.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(In thousands, except per share amounts)

	WRIT	Kenmore Apartments	2445 M Street	Total All Properties		Pro Forma
Revenue
Real estate rental revenue	$255,655	$5,726	$15,708	$21,434		$277,089
		766	396	1,162	(1),(8)	1,162
			(681)	(681	)(2),(8)	(681)
			(917)	(917	)(6),(8)	(917)

	255,655	6,492	14,506	20,998		276,653
Expenses
Real estate expenses	79,914	1,501	5,343	6,844		86,758
		742	222	964	(3),(8)	964
Depreciation and amortization	69,775	2,288	5,896	8,184	(4),(8)	77,959
General and administrative	15,099			—		15,099

	164,788	4,531	11,461	15,992		180,780
Other income (expense)
Interest expense	(61,906)	(3,262)	(11,365)	(14,627	)(5),(8)	(76,533)
Other income	1,875		945	945	(7),(8)	2,820
Gain from non-disposal activities	1,303			—		1,303

	(58,728)	(3,262)	(10,420)	(13,682)		(72,410)

Income from continuing operations	32,139	(1,301)	(7,375)	(8,676)		23,463

Discontinued operations
Income from operation of properties held for sale	4,720					4,720
Gain on sale of real estate	25,022					25,022

Net income	$61,881	$(1,301)	$(7,375)	$(8,676)		$53,205

Basic net income per share
Continuing operations	$0.70					$0.51
Discontinued operations	0.65					0.65

Basic net income per share	$1.35					$1.16

Diluted net income per share
Continuing operations	$0.70					$0.51
Discontinued operations	0.64					0.64

Diluted net income per share	$1.34					$1.15

Weighted average shares outstanding—basic	45,911					45,911
Weighted average shares outstanding—diluted	46,115					46,115

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Represents amortization of the net intangible lease asset or liability based on the remaining life of the acquired leases.
(2)	Represents straight-line rent adjustment.
(3)	Represents property management costs incurred by the properties.
(4)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs, FAS 141 leasing commissions and FAS 141 absorption over the remaining life of the acquired leases.
(5)	Represents interest expense on the mortgage assumed with the 2445 M Street acquisition ($5.7 million), amortization of the discount on the assumed mortgage ($1.3 million), and the lines of credit used to fund the acquisitions ($3.3 million and $4.4 million for Kenmore Apartments and 2445 M Street, respectively).
(6)	Represents the reversal of lease termination income for 2445 M Street. In purchase accounting, we estimated the fair value of the note receivable and are recording the income as interest income over the term of the note (see Note 7).
(7)	Represents interest income on the note receivable acquired with 2445 M Street—See Note 1 Balance Sheet.
(8)	The table below illustrates the pro forma adjustments for each property (in thousands):

	Kenmore Apartments	2445 M Street	Total All Properties
(1) Amortization of lease intangibles, net	$766	$396	$1,162
(2) Straight line rent adjustment	$—	$(681)	$(681)
(3) Property management costs	$742	$222	$964
(4) Depreciation and amortization	$2,288	$5,896	$8,184
(5) Interest expense	$(3,262)	$(11,365)	$(14,627)
(6) Lease termination income reversal	$—	$(917)	$(917)
(7) Interest income	$—	$945	$945